Exhibit 10.1

The Securities To Which This Agreement Relates Have Not Been Registered Under The United States Securities Act Of 1933, As Amended (The “1933 Act”) And The Rules And Regulations Promulgated Thereunder And May Not Be Offered Or Sold Directly Or Indirectly (A) Within The United States Or To Or For The Account Or Benefit Of U.S. Persons (As Defined In Regulation S) Except Pursuant To An Effective Registration Statement As To Such Securities Under, Or An Exemption From, The Prospectus And Registration Requirements Of The 1933 Act, Or (B) In the Republic of Hungary Or To Residents Of Republic of Hungary Except Pursuant To The Applicable Securities Laws And Regulations Or Pursuant To An Exemption Order Made By The Appropriate Governmental Securities Regulator(S).

Subscription Agreement

Dated  October 24, 2008 For Reference

By and Between

A.           Power of the Dream Ventures, Inc., a Delaware corporation having its principal office at 1095 Budapest, Soroksari ut 94-96, Hungary (the “Company”);

And
B.           The undersigned subscriber [¢ a natural person,  ☐ a trust, ☐ a corporation, ☐ a partnership,  ☐ other (please specify) ______________________] having an office or residential address, as the case may be, set forth on the Signature Page hereto (the “Subscriber”).

Recitals

Whereas, the Company is offering on a no minimum basis (the “Offering”) up to an aggregate of 2,500,000 shares (the “Offered Shares”) of its common stock (the “Common Stock”) in 10 units (the “Units”) of 250,000 Offered Shares each at a price of $100,000 per Unit ($0.40 per Offered Share), or $1,000,000 in the aggregate.

Whereas, the Company will offer and sell Offered Shares only to investors (i) who are not “U.S. Persons” as defined in Regulation S as promulgated under the Securities Act of 1933, as amended (the “1933 Act”) and (ii) who otherwise satisfy any applicable criteria established by the laws of the jurisdiction in which they reside.

WHEREAS, the Subscriber desires to purchase from the Company and the Company desires to sell to the Subscriber the number of Units set forth on the Signature Page hereof (the “Subscribed for Units”), subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the recitals and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENTS

1.	Subscription and Purchase of Shares; Closing.

1.1	Definitions.

“1933 Act” shall have the meaning ascribed thereto in the recitals to this Agreement.

“1934 Act” shall mean the United States Securities Exchange Act of 1934, as amended.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person.  For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

“Agreement” means this Subscription Agreement.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are closed.

“Closing Date” shall have the meaning ascribed thereto in Section 1.4 hereof.

“Commission” means the Securities and Exchange Commission.

“Common Sock” means shares of the Company's common stock, $0.001 par value, or such securities that such stock shall hereafter be reclassified into.

“Company,” shall have the meaning ascribed thereto in the preamble.

“Offered Shares” shall have the meaning ascribed thereto in the recitals to this Agreement.

“Offering” means the offering of Offered Shares.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” shall have the meaning ascribed thereto in Section 1.2 hereof.

“SEC Filings” shall have the meaning ascribed thereto in Section 4.5 hereof.

“Subscribed for Units” shall have the meaning ascribed thereto in recitals to this Agreement.

“US Person” shall have the meaning ascribed thereto in Section 1.5 hereto.

1.2	Subscription and Purchase of Shares.

Subject to the terms and conditions herein set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company the Subscribed for Units, at a price per Unit of $100,000, or $0.40 per Offered Share, (the “Purchase Price”).

1.3	Payment of Purchase Price.

Simultaneously with the execution and delivery of this Agreement by the Subscriber, the Subscriber shall deliver the Purchase Price by check payable to the Company or by wire transfer of funds pursuant to wiring instructions provided by the Company and as set forth on Exhibit 1.3 hereto.

1.4	Closing.

The closing of the purchase and sale of the Subscribed for Units (the “Closing”) shall take place at the offices of the Company simultaneously with the execution and delivery of this Agreement by the Company, or at such other time and place or on such other business day thereafter as the parties hereto may agree (the “Closing Date”). As soon as practicable following the Closing Date, the Company will deliver or cause to be delivered a certificate(s) representing the Offered Shares constituting the Subscribed for Units to the Subscriber against confirmation of collection of the Purchase Price.

1.5	Limitations of Offering.

The Subscriber acknowledges that the Company is offering and selling the Offered Shares only to investors (the “Qualified Subscribers”) who are (a) who are not “US Persons” as that term is defined in Rule 902(o) of the Regulations as promulgated under the 1933 Act and (b) who otherwise satisfy any applicable criteria established by the laws of the jurisdiction in which they reside.

1.6	No Minimum Number of Offered Shares Need be Sold.

The Subscriber acknowledges that the Company is offering and selling the Offered Shares on a no minimum basis, and further acknowledges and understands that since there is no minimum number of Units to be sold, no proceeds will be held in an escrow account and all funds will be immediately available to, and for use by, the Company. Subscriber further acknowledges that he may be the only investor in the Offering.

2.	Subscriber’s Conditions of Closing.

The Subscriber’s obligation to purchase and pay for the Subscribed for Units is subject to the satisfaction or waiver of the condition that the representations, warranties and covenants of the Company set forth in Section 4 hereof shall be true in all material respects on and as of the Closing Date, except to the extent of changes caused by the transactions herein contemplated; and, if the Closing Date is other than the date hereof, the Company shall deliver to Subscriber a certificate of a duly authorized officer of the Company, dated the Closing Date, to such effect.

3.	Company’s Conditions of Closing.

The Company’s obligation to sell the Subscribed for Units is subject to the satisfaction or waiver, on or before the Closing Date, of the conditions contained in this Section 3.

3.1	Representations, Warranties and Covenants.

The representations, warranties and covenants of the Subscriber set forth in Section 5 hereof shall be true in all material respects on and as of the Closing Date.

3.2	Payment of Purchase Price.

The Subscriber shall have purchased and paid for the Subscribed for Units by delivery of the Purchase Price.

3.3	No Adverse Action or Decision.

There shall be no action, suit, investigation or proceeding pending, or to the Company’s knowledge, threatened, against or affecting the Company or any of its properties or rights, or any of its affiliates, associates, officers or directors, before any court, arbitrator, or administrative or governmental body that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise adversely affect the transactions contemplated by this Agreement, or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

3.4	Compliance with Securities Laws.

The offer and sale of the Subscribed for Units under this Agreement shall have complied with, and shall not be prohibited by, all applicable requirements of the 1933 Act or applicable Hungarian Securities Laws (as hereinafter defined).

4.	Representations and Warranties of the Company.

The Company represents, warrants and covenants to the Subscriber that:

4.1	Corporate Existence and Business.

The Company is a Company duly organized, legally existing, and in good standing under the laws of the State of Delaware with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is currently a development stage start-up technology company focused on the acquisition and development of intellectual property and technologies in the Republic of Hungary for commercialization in international markets. The Company seeks to acquire rights to and interests in intellectual property and technologies through a variety of methods including, but not limited to, the direct investment in entities owning or developing the intellectual property, licensing of the intellectual property or technology, or a joint venture arrangement to mutually develop and commercialize the intellectual property or technologies.

4.2	Authorization; Enforcement.

The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. When executed and delivered in accordance with the terms hereof, this Agreement shall constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application. Anything herein to the contrary notwithstanding, this Agreement shall not become a binding obligation of the Company until it has been accepted by the Company as evidenced by its execution by a duly authorized officer.

4.3	Agreement Not in Conflict.

The execution and delivery of this Agreement by the Company and the completion of the transactions contemplated hereby do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (whether after notice or lapse of time or both): (A) any statute, rule or regulation applicable to the Company; (B) the charter documents, by-laws or resolutions of the Company which are in effect at the date hereof; (C) any mortgage, note, indenture, contract, agreement, instrument, lease or other document to which the Company is a party or by which it is bound; or (D) any judgment, decree or order binding the Company or, to the best of its knowledge, information and belief, the property or assets of the Company.

4.4	Authorized and Outstanding Capital Stock.

The Company’s authorized capital stock consists of 250,000,000 shares of Common Stock, and 10,000,000 preferred shares, $0.001 par value. As of the Reference Date there were 45,115,181 shares of our common stock issued and outstanding and no shares of preferred stock issued and outstanding.  If all of the Offered Shares are sold there will be an aggregate of 47,615,181 shares of Common Stock issued and outstanding.

4.5	Reporting Issuer Status.

The Company has a reporting obligation under Section 12(g) of the 1934 Act and is required to file current, quarterly and annual reports with the Commission on forms 8-K, 10-QSB and 10-KSB (collectively, the “SEC Filings”). The filed material may be inspected and copied at the Public Reference Room maintained by the Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the Commission at 1-800-U.S. The Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov. Copies of such material can be obtained from the public reference section of the U.S.  Securities & Exchange Commission at prescribed rates. The Company is current in its filings with the Commission.

4.6	Market for the Company’s Common Stock.

There currently is no trading market for the Company’s securities and no assurance can be given that a trading market for such securities will develop.

5.	Representations, Warranties and Acknowledgements of Subscriber.

The Subscriber represents, warrants and covenants to the Company that:

5.1	Organization; Authority.

The Subscriber has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and to carry out its obligations hereunder.  The Subscriber:

(a)           if a company, trust, partnership, qualified plan or other entity, further warrants and represents that it is duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its organization and is authorized and qualified to become a holder of the Subscribed for Units, the person signing this Agreement on behalf of such entity has been duly authorized to execute and deliver this agreement, and the acquisition of the Subscribed for Units by the Subscriber and the consummation by the Subscriber of the transactions contemplated hereby have been duly authorized by all necessary action to be taken on the part of the Subscriber;

(b)           if not an individual, further warrants and represents that it has the requisite power, authority and legal capacity to execute and deliver this Subscription Agreement, to perform all of its obligations hereunder and to undertake all actions required of the Subscriber hereunder, and all necessary approvals of its directors, partners, shareholders, trustees or otherwise (as the case may be) with respect to such matters have been given or obtained; and

(c)           in any case, represents and warrants that this Agreement has been duly executed and delivered by the Subscriber and constitutes a valid and legally binding obligation of the Subscriber, enforceable against the Subscriber, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The entering into of this Agreement and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber, or any of the Subscriber’s charter documents, or of any agreement to which the Subscriber is a party or by which it is bound.

5.2	Acquisition of Offered Shares for Investment.

The Subscriber is acquiring the Subscribed for Units as principal for its own account for investment purposes only and not with a view to or for distributing or reselling the Subscribed for Units or any part thereof or interest therein. Except as otherwise disclosed in writing to the Company, the Subscriber is not acting jointly or in concert with any other person or company for the purposes of acquiring any of the Offered Shares.

5.3	Experience of Subscriber.

The Subscriber either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating and assessing the merits and risks of the prospective investment in the Subscribed for Units, and has so evaluated the merits and risks of such investment and has determined that the Subscribed for Units are suitable to investment for him.

5.4	Ability of Subscriber to Bear Risk of Investment.

The Subscriber acknowledges that the purchase of the Subscribed for Units is a highly speculative investment, involving a high degree of risk and the Subscriber is able to bear the economic risk of an investment in the Subscribed for Units; and, at the present time, is able to afford a complete loss of such investment.

5.5	No Conflict or Violation.

The execution, delivery, and performance of this Agreement by Subscriber and the consummation by Subscriber of the transactions contemplated hereby will not conflict with or result in a default under the terms of any material contract, agreement, obligation or commitment applicable to Subscriber. The execution, delivery and performance by the Subscriber of this Subscription Agreement and the completion of the transaction contemplated hereby do not and will not result in a violation of any law, regulation, order or ruling applicable to the Subscriber, and do not and will not constitute a breach of or default under any of the Subscriber’s charter documents (if the Subscriber is not a natural person) or any agreement to which the Subscriber is a party or by which it is bound.

5.6	Regulation S Representations, Acknowledgements and Warranties.

The Subscriber represents, warrants, acknowledges, and covenants to the Company, that:

(a)           he is not a “US Person” as that term is defined in Rule 902 of Regulation S;

(b)           the Subscribed for Units are being offered and sold in reliance on the exemptions from the registration requirements of the 1933 Act provided by the provisions of Regulation S as promulgated under the 1933 Act, and that the Subscribed for Units may not be resold in the United States or to a US Person as defined in Regulation S, except pursuant to an effective registration statement or an exemption from the registration provisions of the 1933 Act as evidenced by an opinion of counsel acceptable to the Company, and that in the absence of an effective registration statement covering the Subscribed for Units or an available exemption from registration under the 1933 Act, the Subscribed for Units must be held indefinitely. The Subscriber further acknowledges that this Agreement is not intended as a plan or scheme to evade the registration requirements of the 1933 Act;

(c)           he is a resident of the country set forth on the signature page hereto;

(d)           he is not, and on the Closing Date will not be, an affiliate of the Company;

(e)           all offers and sales of the Subscribed for Units shall be made in compliance with all applicable laws of any applicable jurisdiction and, particularly, in accordance with Rules 903 and 904, as applicable, of Regulation S or pursuant to registration of the Subscribed for Units under the 1933 Act or pursuant to an exemption from registration.  In any case, none of the Subscribed for Units have been and will be offered or sold by the Subscriber to, or for the account or benefit of a U.S. Person or within the United States until after the end of a six month period commencing on the date on which this Agreement is accepted by the Company (the “Distribution Compliance Period”), except pursuant to an effective registration statement as to the Subscribed for Units or an applicable exemption from the registration requirements of the 1933 Act;

(f)           the Subscribed for Units have not been offered to the Subscriber in the United States and the individuals making the decision to purchase the Subscribed for Units and executing and delivering this Agreement on behalf of the Subscriber were not in the United States when the decision was made and this Agreement was executed and delivered;

(g)           he will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares;

(h)           neither the Subscriber nor any of his affiliates will directly or indirectly maintain any short position, purchase or sell put or call options or otherwise engage in any hedging activities in any of the Subscribed for Units or any other securities of the Company until after the end of the Distribution Compliance Period, and acknowledges that such activities are prohibited by Regulation S.

5.7	Transfer Restrictions.

(a)           The Subscriber acknowledges that the certificates representing the Offered Shares, shall bear a legend substantially as follows:

“THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY (A) WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER, IN COMPLIANCE WITH REGULATION S AND/OR OTHER APPLICABLE EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, OR (B) IN REPUBLIC OF HUNGARY OR TO RESIDENTS OF REPUBLIC OF HUNGARY EXCEPT PURSUANT TO APPLICABLE SECURITIES LAWS AND REGULATIONS IN EACH CASE AS EVIDENCED BY AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY.”

(b)           The Subscriber understands and acknowledges that the Company has the right not to record a purported transfer of the Subscribed for Units, without the Company being satisfied that such transfer is exempt from or not subject to (a) registration under the U.S. 1933 Act and any applicable state securities laws, and (b) the registration and prospectus requirements under Hungarian Securities Laws.

(c)           In addition to resale restrictions imposed under U.S. federal securities law, there are additional restrictions on the Subscriber’s ability to resell the Subscribed for Units under applicable Hungarian Securities Law.

(d)           The Subscriber understands and acknowledges that the Company is not obligated to file and has no present intention of filing any registration statement or prospectus in respect of re-sales of the Subscribed for Units with the SEC in the United States or with any of the provincial securities regulatory authorities in Republic of Hungary.

(e)           The Subscriber confirms that it has been advised to consult its own legal and financial advisors with respect to the suitability of the Subscribed for Units as an investment for the Subscriber and the resale restrictions (including “hold periods”) to which the Subscribed for Units will be subject under applicable securities legislation and confirms that no representation has been made to the Subscriber by or on behalf of the Company with respect thereto.

(f)           The Subscriber will not resell any Subscribed for Units except in accordance with the provisions of applicable securities legislation and stock exchange rules.

5.8	No Offering Memorandum.

(a)           The Subscriber acknowledges that it has reviewed the description of the Company’s business.

(b)           The Subscriber acknowledges that the offering is being conducted without delivery of an offering memorandum and that it has not relied on any oral representation, warranty or information in connection with the offering of the Subscribed for Units by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company.

5.9	No Approval by Regulatory Authority.

The Subscriber understands that no securities commission, stock exchange, governmental agency, regulatory body or similar authority has made any finding or determination or expressed any opinion with respect to the merits of an investment in Offered Shares of which the Subscribed for Units are a part.

5.10	No Representation as to Value of Offered Shares.

The Subscriber confirms that neither the Company nor any of its directors, employees, officers, consultants, agents or affiliates, has made any representations (written or oral) to the Subscriber regarding the future value of the Offered Shares and acknowledges and confirms that no representation has been made to the Subscriber with respect to the listing of the Offered Shares on any exchange or that application has been or will be made for such listing. In making its investment decision with respect to the Subscribed for Units, the Subscriber has relied solely upon publicly available information relating to the Company and the written representation made by or on behalf of the Company herein.

5.11	No Advertisement.

The Subscriber is not and has not become aware of any advertisement in printed public media or on radio, television or other form of communication (including electronic display such as the Internet) with respect to the Offering.

5.12	Conditional Sale.

The Subscriber understands that the sale and delivery of the Subscribed for Units is conditional upon such sale being exempt from the registration and prospectus requirements under applicable securities legislation or upon the issuance of such orders, consents or approvals as may be required to permit such sale and delivery without complying with such requirements. If required under applicable securities legislation or regulatory policy, or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Company in filing such reports, undertakings and other documents with respect to the issue of the Subscribed for Units.

5.13	No Joint Action.

Except as disclosed in writing to the Company, the Subscriber does not act jointly or in concert with any other person or company for the purposes of acquiring the Subscribed for Units.

5.14	Tax Consequences.

The Subscriber understands that the investment in the Subscribed for Units may have tax consequences under applicable taxation laws, that it is the sole responsibility of the Subscriber to determine and assess such tax consequences as may apply to its particular circumstances, and the Subscriber has not received and is not relying on the Company for any tax advice whatsoever.

5.15	Legal Advice.

The Subscriber understands that he, she or it is responsible for obtaining such legal advice as he, she or it considers appropriate in connection with the execution and delivery of this Subscription Agreement and the purchase of the Subscribed for Units.

5.16	Risk Acknowledgement.

The Subscriber acknowledges that he, she or it has reviewed the Risk Factors and that the purchase of the Shares is a speculative investment involving substantial business and market risks.

6.	Reliance and Indemnification.

6.1	Reliance and Timeliness.

The Subscriber understands and acknowledges that (i) the Offered Shares are being offered and sold to the Subscriber without registration under the Securities Act or applicable Hungarian securities laws in a private placement that is exempt from the registration provisions of the Securities Act and/or the requirements of applicable Hungarian securities laws and (ii) the availability of such exemption, depends in part on, and the Company will rely upon, the accuracy and truthfulness of, the foregoing representations and warranties and the Subscriber hereby consents to such reliance. The Subscriber agrees that the representations, warranties and covenants of the Subscriber contained herein (or in any Representation Letter executed and delivered by the Subscriber pursuant to the provisions hereof) shall be true and correct both as of the execution of this Subscription Agreement and as of the Closing Date, and shall survive the completion of the distribution of the Offered Shares.  The Subscriber hereby agrees to notify the Company immediately of any change in any representation, warranty, covenant or other information relating to the Subscriber contained in this Agreement which takes place prior to Closing.

6.2	Indemnification.

The Subscriber agrees to indemnify the Company, and each of its officers, directors, employees, consultants and agents from and against all losses, claims, costs, expenses, damages or liabilities that any of them they may suffer or incur as a result of or in connection with their reliance on such representations, warranties and covenants. The Subscriber acknowledges and agrees that the Company acts as trustee of the Subscriber’s covenants hereunder for each of its officers, directors, employees, consultants and agents entitled to indemnity hereunder and shall be entitled to enforce such covenants on behalf of such persons.

7.	Miscellaneous.

7.1	Amendment; Waivers.

No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Subscriber; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

7.2	Survival of Representations and Warranties.

All representations, warranties and agreements contained herein or made in writing by or on behalf of any party to this Agreement in connection herewith shall survive the execution and delivery of this Agreement.

7.3	Successors and Assigns; No Third Party.

All covenants and agreements in this Agreement contained by or on behalf of the parties hereto shall be binding upon and inure to the benefit of the parties and their respective successors and assigns and, to the extent provided in this Agreement.

7.4	Notices.

Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (New York Time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the this Agreement later than 4:30 p.m. (New York Time) on any date and earlier than 11:59 p.m. (New York Time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Power of the Dream Ventures, Inc.

1095 Budapest
Soroksari ut 94-96
Hungary
Telephone: +36-1-456-6061
Facsimile:+36-1-456-6062

If to the Subscriber: At the address set forth below the Subscriber’s name on the signature page hereto; or, such other address as may be designated in writing hereafter, in the same manner, by such party.

7.5	Headings.

The headings herein are inserted for convenience only and do not constitute a part of this Agreement.  Whenever the context requires, the gender of any word used in this Agreement includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Agreement, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Agreement are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

7.6	Governing Law; Consent to Jurisdiction.

The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7.7	Remedies.

In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Subscriber will be entitled to specific performance of the obligations of the Company hereunder. The Company and the Subscriber agree that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.8	Entire Agreement.

This Agreement and the other writings referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

7.9	Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.  Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.10	Counterparts.

This Agreement may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7.11	Fees and Expenses.

Except as otherwise provided herein, each of the parties hereto shall pay its own fees and expenses, including attorney fees, in connection with the transactions contemplated by this Agreement.

7.12	English Language.

The Subscriber acknowledges that it has consented to and requested that all documents evidencing or relating in any way to the sale of the Offered Shares, of which the Subscribed for Units are part, be drawn up in the English language only.

7.13	Knowledge.

As used in this Agreement, the term “knowledge” of any person or entity shall mean and include (i) actual knowledge and (ii) that knowledge which a reasonably prudent business person could have obtained in the management of his or her business affairs after making due inquiry and exercising due diligence which a prudent business person should have made or exercised, as applicable, with respect thereto.

7.14	Currency.

All dollar references herein are to U.S. dollars unless otherwise indicated.

The remainder of this page is left intentionally blank.

IN WITNESS WHEREOF, the parties hereto caused this Agreement to be duly executed as of the dates set forth below.

		Date the Subscription:	, 2008
Sandor Feket
	(Name of Subscriber – please print)	Number Of Subscribed for Units: 10

Price Per Unit: $100,000

Aggregate Consideration: $1,000,000 ______
By:	/s/ Sandor Fekete
	Authorized Signature	Paid by □ Check ☒Wire Transfer

(Official Capacity or Title – please print)

(Subscriber’s Address including Country of
	(Please print name of individual whose signature	Residence)
appears above if different than the name of the
subscriber printed above.)
(Telephone Number)/(Facsimile Number)

	Tax Identification Number:	Email Address:

ACCEPTANCE

The Company hereby accepts the above subscription for the Subscribed for Units effective the 24 day of October 2008.

Power of the Dream Ventures, Inc.		Address:	Power of the Dream Ventures, Inc.
1095 Budapest
Soroksari ut 94-96
By:	/s/ Viktor Rozsnyay		Hungary
Name:	Viktor Rozsnyay		Telephone: +36-1-456-6061
Title:	President and CEO		Fax: +36-1-456-6062

Exhibit 1.3

WIRE TRANSFER INFORMATION

Remit U.S. Dollar Wire Payments to:

Name of the acct:	Power of the Dream Ventures Inc.
Acct no:	1500876685
Name of the Bank:	Signature Bank
950 Third Avenue, 9th flr
New York NY 10022
Bank Swift no:	SIGNUS33.

Or

Remit U.S. Dollar Wire Payments to:

Name of the acct:	Vidatech Kft.
Acct no:	HU15-10104167-57302700-01000993
Name of the Bank:	Budapest Bank
1138 Budapest
Vaci ut 188
Bank Swift no:	BUDAHUHB

Or

Remit (Hungarian forint) Wire Payments to:

Name of the acct:	Vidatech Kft.
Acct no:	HU70-10104167-57302700-01000003
Name of the Bank:	Budapest Bank
1138 Budapest
Vaci ut 188
Bank Swift no:	BUDAHUHB